NUMBER
PA 0205

PERPETUAL NONCUMULATIVE
PREFERRED STOCK, SERIES A

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY.

# EUROBANCSHARES, INC.

SHAR

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO

CUSIP 298
SEE REVERSE FOR CE

THIS IS TO CERTIFY that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF PERPETUAL NONCUMULATIVE PREFERRED STOCK, SERIES A, PAR VALUE OF $0.01 EACH, OF

EUROBANCSHARES, INC., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary

EUROBANCSHARES, INC. CORPORATE SEAL PUERTO RICO 2002

President

# EUROBANCSHARES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ hereby sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________

______________________________________________________________________

______________________________________________________________ Shares
of the Preferred Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________ Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.